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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 2003 relating to the financial statements of Marvell Technology Group Ltd., which appears in Marvell Technology Group Ltd.'s Annual Report on Form 10-K for the year ended February 1, 2003.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

San Jose, California
December 12, 2003